                                                                      Exhibit 11

                               POWER OF ATTORNEY

     Know all by these  presents,  that the undersigned  hereby  constitutes and appoints  Memma  S.  Kilgannon  the  true  and  lawful  attorney-in-fact  of the undersigned to:

     (1)  execute  for and on behalf of the  undersigned,  in the  undersigned's capacity as the  beneficial  owner (as defined in Section 13(d) of the
          Securities  Exchange Act of 1934, as amended (the "1934 Act"), and the rules  thereunder)  of more than five percent or ten percent of one or more of the classes of equity securities issued by GameStop Corp. (the
          "Company"),  Forms 3, 4, and 5 in accordance with Section 16(a) of the
          1934 Act and the rules thereunder or Schedule 13D or 13G in accordance with Section 13(d) and 13(g) of the 1934 Act and the rules thereunder;

     (2)  do and perform  any and all acts for and on behalf of the  undersigned which may be  necessary  or desirable to complete and execute any such
          Form 3, 4, and 5 and Schedule 13D and 13G and to timely file such form or schedule with the United States Securities and Exchange  Commission and any stock exchange or similar authority; and

     (3)  take any other action of any type  whatsoever in  connection  with the foregoing  which, in the opinion of such  attorney-in-fact,  may be of benefit  to, in the best  interest  of, or  legally  required  by, the undersigned,  it being understood that the documents  executed by such attorney-in-fact  on behalf of the undersigned  pursuant to this Power of  Attorney  shall be in such form and shall  contain  such terms and
          conditions   as   such    attorney-in-fact   may   approve   in   such
          attorney-in-fact's discretion.

     The  undersigned  hereby  grants to such  attorney-in-fact  full  power and authority  to do and perform any and every act and thing  whatsoever  requisite, necessary,  or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation, hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in-fact's  substitute or substitutes,  shall lawfully do or cause to be done by virtue of this  power of  attorney  and the  rights  and  powers  herein granted. The undersigned  acknowledges that the foregoing  attorney-in-fact,  in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company  assuming,  any of the undersigned's  responsibilities  to comply with Sections 13 or 16 of the 1934 Act or the rules thereunder.

     This Power of  Attorney  shall  remain in full  force and effect  until the undersigned  is no longer  required to file Forms 3, 4, and 5 or Schedule 13D or
13G with respect to the undersigned's holdings of and transactions in securities issued by the Company,  unless  earlier  revoked by the  undersigned in a signed writing delivered to the foregoing attorney-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 6th day of October, 2005.

                                    /S/ John T. Kim
                                    Signature

                                    John T. Kim
                                    Print Name

                                POWER OF ATTORNEY

     Know all by these  presents,  that the undersigned  hereby  constitutes and appoints  Memma  S.  Kilgannon  the  true  and  lawful  attorney-in-fact  of the undersigned to:

     (1)  execute  for and on behalf of the  undersigned,  in the  undersigned's capacity as the  beneficial  owner (as defined in Section 13(d) of the
          Securities  Exchange Act of 1934, as amended (the "1934 Act"), and the rules  thereunder)  of more than five percent or ten percent of one or more of the classes of equity securities issued by GameStop Corp. (the
          "Company"),  Forms 3, 4, and 5 in accordance with Section 16(a) of the
          1934 Act and the rules thereunder or Schedule 13D or 13G in accordance with Section 13(d) and 13(g) of the 1934 Act and the rules thereunder;

     (2)  do and perform  any and all acts for and on behalf of the  undersigned which may be  necessary  or desirable to complete and execute any such
          Form 3, 4, and 5 and Schedule 13D and 13G and to timely file such form or schedule with the United States Securities and Exchange  Commission and any stock exchange or similar authority; and

     (3)  take any other action of any type  whatsoever in  connection  with the foregoing  which, in the opinion of such  attorney-in-fact,  may be of benefit  to, in the best  interest  of, or  legally  required  by, the undersigned,  it being understood that the documents  executed by such attorney-in-fact  on behalf of the undersigned  pursuant to this Power of  Attorney  shall be in such form and shall  contain  such terms and
          conditions   as   such    attorney-in-fact   may   approve   in   such
          attorney-in-fact's discretion.

     The  undersigned  hereby  grants to such  attorney-in-fact  full  power and authority  to do and perform any and every act and thing  whatsoever  requisite, necessary,  or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation, hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in-fact's  substitute or substitutes,  shall lawfully do or cause to be done by virtue of this  power of  attorney  and the  rights  and  powers  herein granted. The undersigned  acknowledges that the foregoing  attorney-in-fact,  in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company  assuming,  any of the undersigned's  responsibilities  to comply with Sections 13 or 16 of the 1934 Act or the rules thereunder.

     This Power of  Attorney  shall  remain in full  force and effect  until the undersigned  is no longer  required to file Forms 3, 4, and 5 or Schedule 13D or
13G with respect to the undersigned's holdings of and transactions in securities issued by the Company,  unless  earlier  revoked by the  undersigned in a signed writing delivered to the foregoing attorney-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 13th day of October, 2005.

                                    /S/ David D. Kim
                                    Signature

                                    David D. Kim
                                    Print Name

                                POWER OF ATTORNEY

     Know all by these  presents,  that the undersigned  hereby  constitutes and appoints  Memma  S.  Kilgannon  the  true  and  lawful  attorney-in-fact  of the undersigned to:

     (1)  execute  for and on behalf of the  undersigned,  in the  undersigned's capacity as the  beneficial  owner (as defined in Section 13(d) of the
          Securities  Exchange Act of 1934, as amended (the "1934 Act"), and the rules  thereunder)  of more than five percent or ten percent of one or more of the classes of equity securities issued by GameStop Corp. (the
          "Company"),  Forms 3, 4, and 5 in accordance with Section 16(a) of the
          1934 Act and the rules thereunder or Schedule 13D or 13G in accordance with Section 13(d) and 13(g) of the 1934 Act and the rules thereunder;

     (2)  do and perform  any and all acts for and on behalf of the  undersigned which may be  necessary  or desirable to complete and execute any such
          Form 3, 4, and 5 and Schedule 13D and 13G and to timely file such form or schedule with the United States Securities and Exchange  Commission and any stock exchange or similar authority; and

     (3)  take any other action of any type  whatsoever in  connection  with the foregoing  which, in the opinion of such  attorney-in-fact,  may be of benefit  to, in the best  interest  of, or  legally  required  by, the undersigned,  it being understood that the documents  executed by such attorney-in-fact  on behalf of the undersigned  pursuant to this Power of  Attorney  shall be in such form and shall  contain  such terms and
          conditions   as   such    attorney-in-fact   may   approve   in   such
          attorney-in-fact's discretion.

     The  undersigned  hereby  grants to such  attorney-in-fact  full  power and authority  to do and perform any and every act and thing  whatsoever  requisite, necessary,  or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation, hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in-fact's  substitute or substitutes,  shall lawfully do or cause to be done by virtue of this  power of  attorney  and the  rights  and  powers  herein granted. The undersigned  acknowledges that the foregoing  attorney-in-fact,  in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company  assuming,  any of the undersigned's  responsibilities  to comply with Sections 13 or 16 of the 1934 Act or the rules thereunder.

     This Power of  Attorney  shall  remain in full  force and effect  until the undersigned  is no longer  required to file Forms 3, 4, and 5 or Schedule 13D or
13G with respect to the undersigned's holdings of and transactions in securities issued by the Company,  unless  earlier  revoked by the  undersigned in a signed writing delivered to the foregoing attorney-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 6th day of October, 2005.

                                    /S/ Susan Y. Kim
                                    Signature

                                    Susan Y. Kim
                                    Print Name

                                POWER OF ATTORNEY

     Know all by these  presents,  that the undersigned  hereby  constitutes and appoints  Memma  S.  Kilgannon  the  true  and  lawful  attorney-in-fact  of the undersigned to:

     (1)  execute  for and on behalf of the  undersigned,  in the  undersigned's capacity as the  beneficial  owner (as defined in Section 13(d) of the
          Securities  Exchange Act of 1934, as amended (the "1934 Act"), and the rules  thereunder)  of more than five percent or ten percent of one or more of the classes of equity securities issued by GameStop Corp. (the
          "Company"),  Forms 3, 4, and 5 in accordance with Section 16(a) of the
          1934 Act and the rules thereunder or Schedule 13D or 13G in accordance with Section 13(d) and 13(g) of the 1934 Act and the rules thereunder;

     (2)  do and perform  any and all acts for and on behalf of the  undersigned which may be  necessary  or desirable to complete and execute any such
          Form 3, 4, and 5 and Schedule 13D and 13G and to timely file such form or schedule with the United States Securities and Exchange  Commission and any stock exchange or similar authority; and

     (3)  take any other action of any type  whatsoever in  connection  with the foregoing  which, in the opinion of such  attorney-in-fact,  may be of benefit  to, in the best  interest  of, or  legally  required  by, the undersigned,  it being understood that the documents  executed by such attorney-in-fact  on behalf of the undersigned  pursuant to this Power of  Attorney  shall be in such form and shall  contain  such terms and
          conditions   as   such    attorney-in-fact   may   approve   in   such
          attorney-in-fact's discretion.

     The  undersigned  hereby  grants to such  attorney-in-fact  full  power and authority  to do and perform any and every act and thing  whatsoever  requisite, necessary,  or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation, hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in-fact's  substitute or substitutes,  shall lawfully do or cause to be done by virtue of this  power of  attorney  and the  rights  and  powers  herein granted. The undersigned  acknowledges that the foregoing  attorney-in-fact,  in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company  assuming,  any of the undersigned's  responsibilities  to comply with Sections 13 or 16 of the 1934 Act or the rules thereunder.

     This Power of  Attorney  shall  remain in full  force and effect  until the undersigned  is no longer  required to file Forms 3, 4, and 5 or Schedule 13D or
13G with respect to the undersigned's holdings of and transactions in securities issued by the Company,  unless  earlier  revoked by the  undersigned in a signed writing delivered to the foregoing attorney-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 6th day of October, 2005.

                                    /S/ Agnes C. Kim
                                    Signature

                                    Agnes C. Kim
                                    Print Name